UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

Item 1.	Reports to Stockholders.

# The Advisors' Inner Circle Fund

## ICM Small Company Portfolio

**Semi-Annual Report** **April 30, 2013**

**Investment Adviser:**

**Investment Counselors of Maryland, LLC**

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2013

The Portfolio files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2013 (Unaudited)

Dear Shareholder:

The U.S. equity markets had to contend with a number of potentially thorny issues the first half of the fiscal semi-annual period: the Presidential election, the results of which, in the end, caused only a brief pullback in the market; in late December the negotiations in Washington to avert the so called “fiscal cliff” came down to the eleventh hour (and beyond) and 2013 started off with a payroll tax increase followed by the sequestration of federal government spending which occurred in April. Instead of succumbing to these headwinds, the market took its cue from more encouraging economic news, which showed that job creation accelerated in the first few months of 2013. In fact, stocks would likely have advanced even further if not for the banking crisis that flared up in Cyprus, which reminded us, once again, that Europe’s financial problems still pose a risk to the global financial system and global economic growth.

Small cap stocks, as measured by the Russell 2000® Index, were the leaders in this period, rising 16.58%, but large cap stocks, as measured by the S&P 500 Index, also provided double digit returns. While absolute returns for the ICM Small Company Portfolio (the “Portfolio” or the “Fund”) were strong for the period, the 15.51% advance trailed the primary benchmark, the Russell 2000® Value Index, by 1.07%.

	Total Returns
	1st Fiscal Qtr	2nd Fiscal Qtr	1st Half of Fiscal Year
	Nov. 1, 2012- Jan. 31, 2013	Feb. 1, 2013- Apr. 30, 2013	Nov. 1, 2012- Apr. 30, 2013
ICM Small Co. Portfolio	11.70%	3.41%	15.51%
Russell 2000® Value Index	10.76%	5.25%	16.58%
Russell 2000® Index	10.63%	5.38%	16.58%
Russell 2000® Growth Index	10.49%	5.52%	16.60%
S&P 500 Index	6.75%	7.18%	14.42%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-234-5426 or visit our website at www.icomd.com. Annualized performance through 3/31/13 is 14.50% (one year), 7.54% (five year) and 11.44% (10 year). Total expense ratio is 0.93%.

Gains within the Russell 2000® Value were broad based for the fiscal semi-annual period, with all but one sector advancing more than 10%. Despite the hit to consumer’s wallets and purses from the increase in payroll taxes and rising gas prices, Consumer Discretionary shares in the Russell 2000® Value were the leaders for the period, rising 23.7%. Unfortunately, the Fund’s holdings in this sector did not keep pace, advancing only 18.3%. Most of this underperformance came from the Portfolio’s retail investments. Group 1 Automotive, one of the largest

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2013 (Unaudited)

detractors, declined 2.0% after reporting an uncharacteristic weakening of margins for the fourth quarter of 2012. We still believe Group 1 is one of the best managed dealership operators and are confident that earnings, and the shares, will recover as 2013 progresses.

Real Estate Investment Trusts (“REITs”) continued to be included in the top performing sectors with a 23.5% gain. As has been the case for some time, the Fund’s large underweight in this sector — 7.1% versus 12.4% for the Index — was a major headwind to relative performance for the first half of the fiscal year. In fact, from 2010 to 2012, REITs in the Russell 2000® Value Index outperformed the overall benchmark by over 16 percentage points cumulatively. Clearly, cash has been flowing into asset classes that offer above average yields, but, according to KeyBanc research, REITs traded at 23.3x adjusted funds from operation (AFFO) as of April 30th, which is a full 22% higher than historical averages, and back to the peak levels seen in 2007 prior to the financial crisis. Of course, similar historically high valuations (and correspondingly low yields) exist across the fixed income investment universe as a result of the unprecedented actions of central bankers across the globe. Although we do not know how long this situation will persist, current valuations simply do not support adding new money to this sector.

The Energy sector’s (which had been a positive contributor) underperformance can be attributed to two stocks, producer Carizzo Oil & Gas and equipment and service provider, Key Energy. The latter was a recent addition to the portfolio and was down 30% for the period as a result of worse-than-expected customer spending due to over capacity. We believe the stock is attractively valued because the market price does not appear to imply any credit for the current restructuring activities, an anticipated rebound in second half activity and increased capital discipline.

Health Care was the Portfolio’s strongest sector, gaining 22.4% versus 15.8% for the benchmark peers. HealthSouth, the country’s largest inpatient rehabilitative services providers, led with a 24.3% gain, but the strength was broad based as each of the Portfolio’s health care names advanced in excess of 14%. We think the Fund’s health care investments have relatively less exposure to Medicare and Medicaid, but if the sequestration of federal spending on health care is allowed to proceed, this sector could underperform later in the year.

The performance of the Portfolio’s Technology holdings was a large source of outperformance, rising 17.3% versus 15.7% for the Russell 2000® Value Index sector. JDA Software Group was a standout, after agreeing to be acquired by a competing software company. Semiconductor manufacturers were another area of strength, led by Integrated Device Technology (up 30.7%). In addition to being an undervalued stock, this company is an early leader in the production of

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2013 (Unaudited)

semiconductors that enable wireless charging for consumer electronic devices, an area with excellent growth prospects.

As we enter the spring months, the biggest issue facing investors is whether the U.S. economy is on a steady growth trajectory or will it, as in the past two years, experience a mid-year slowdown in economic activity and lead to a correction in the stock market. Clearly the economy has to overcome a number of headwinds including increased taxes on consumers and the sequestration of federal spending, where the full impact has yet to be realized. But there are a number of factors that suggest that economic growth this year will be sustainable. The housing market is still strong, which has important multiplier effects for other parts of the economy, and global monetary policy, while accommodative for some time, has become more so now that the Bank of Japan has begun a campaign of aggressive easing. While the risks appear balanced, the significant upward move in the market over the last ten months suggests that investors anticipate a positive outcome, which makes us a little more cautious in the near-term. Longer term, however, fundamentals are still positive for equities. Valuations for the U.S. stock market are still below historical averages and much more compelling than other asset classes such as bonds and real estate that have been bid up by yield hungry investors.

Please feel free to call us if you have any questions or comments about the Portfolio.

Respectfully,

William V. Heaphy, CFA	Simeon F. Wooten, III, CFA
Principal	Principal
Investment Counselors of Maryland, LLC	Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2013 (Unaudited)

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2013 (Unaudited)

SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.5%
	Shares	Value
CONSUMER DISCRETIONARY — 14.4%
Black Diamond*	488,000	$4,782,400
Bob Evans Farms	333,400	14,449,556
Children’s Place Retail Stores*	260,200	12,728,984
Columbia Sportswear	164,800	9,657,280
Cooper Tire & Rubber	340,500	8,475,045
Finish Line, Cl A	519,900	10,080,861
Group 1 Automotive	239,700	14,497,056
Hillenbrand	493,200	12,394,116
Insight Enterprises*	861,700	15,614,004
Jos A Bank Clothiers*	212,250	9,271,080
Matthews International, Cl A	391,600	14,414,796
MDC Holdings	111,100	4,177,360
Men’s Wearhouse	492,400	16,495,400
Outdoor Channel Holdings	196,100	1,715,875
Standard Parking*	521,100	11,198,439
Stoneridge*	894,400	6,770,608
WMS Industries*	736,400	18,689,832

		185,412,692

CONSUMER STAPLES — 0.9%
Snyders-Lance	443,100	11,157,258

ENERGY — 4.4%
Bonanza Creek Energy*	236,100	8,110,035
Carrizo Oil & Gas*	541,700	13,119,974
Key Energy Services*	1,475,300	8,763,282
Natural Gas Services Group*	215,700	4,354,983

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued

	Shares	Value
ENERGY — continued
Oceaneering International	169,500	$11,893,815
Unit*	242,700	10,200,681

		56,442,770

FINANCIAL SERVICES — 23.6%
Ameris Bancorp*	717,028	9,945,178
BancorpSouth	47,800	764,800
Bank of Kentucky Financial	104,500	2,739,990
Berkshire Hills Bancorp	391,100	10,113,846
Boston Private Financial Holdings	1,172,200	11,300,008
Brandywine Realty Trust†	491,130	7,332,571
Bryn Mawr Bank	388,700	9,029,501
Campus Crest Communities†	980,000	13,386,800
CapLease†	1,242,200	8,720,244
CubeSmart†	626,600	11,009,362
CVB Financial	669,685	7,279,476
DuPont Fabros Technology†	129,800	3,263,172
Enterprise Financial Services	366,200	5,265,956
Excel Trust†	886,200	13,496,826
Financial Institutions	178,600	3,416,618
First of Long Island	161,600	4,881,936
Flushing Financial	543,100	8,244,258
FNB	881,100	10,035,729
Fortegra Financial*	417,800	3,363,290
Hancock Holding	272,600	7,433,802
Hanover Insurance Group	140,300	7,075,329
Heritage Financial	427,500	5,963,625
HFF, Cl A*	370,000	7,751,500
Jack Henry & Associates	216,600	10,050,240
Kite Realty Group Trust†	1,275,700	8,419,620
Lexington Realty Trust†	933,241	11,954,817
Mack-Cali Realty†	111,000	3,082,470
Meadowbrook Insurance Group	421,710	3,280,904
Navigators Group*	123,200	7,130,816
Park Sterling*	346,700	1,986,591
Parkway Properties†	221,100	4,030,653
Pebblebrook Hotel Trust†	493,600	13,406,176
ProAssurance	167,200	8,191,128
Prosperity Bancshares	239,200	10,988,848
SCBT Financial	82,700	3,950,579

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued

	Shares	Value
FINANCIAL SERVICES — continued
Selective Insurance Group	202,500	$4,744,575
Susquehanna Bancshares	693,431	8,092,340
Trico Bancshares	373,900	6,532,033
Union First Market Bankshares	462,000	8,736,420
United Financial Bancorp	507,700	7,519,037
Univest Corp of Pennsylvania	175,700	3,080,021
Waddell & Reed Financial, Cl A	176,700	7,575,129

		304,566,214

HEALTH CARE — 7.9%
Bio-Rad Laboratories, Cl A*	158,000	18,920,500
Charles River Laboratories International*	239,000	10,394,110
CONMED	352,700	11,050,091
Hanger Orthopedic Group*	574,000	17,443,860
HealthSouth*	387,000	10,642,500
Hill-Rom Holdings	122,000	4,156,540
Owens & Minor	144,200	4,696,594
Sirona Dental Systems*	184,900	13,597,546
WellCare Health Plans*	185,400	10,810,674

		101,712,415

INDUSTRIALS — 1.2%
Altra Holdings	556,400	14,828,060
Kforce*	86,300	1,304,856

		16,132,916

INFORMATION TECHNOLOGY — 1.7%
Electro Scientific Industries	997,950	10,757,901
WEX*	156,500	11,859,570

		22,617,471

MATERIALS & PROCESSING — 13.6%
ABM Industries	547,100	12,337,105
Aptargroup	343,300	19,259,130
Belden CDT	296,900	14,672,798
Brady, Cl A	344,300	11,664,884
Carpenter Technology	273,400	12,292,064
Consolidated Graphics*	375,200	13,383,384
HB Fuller	360,400	13,659,160
Innophos Holdings	280,000	14,366,800

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued

	Shares	Value
MATERIALS & PROCESSING — continued
Koppers Holdings	323,400	$14,200,494
Kraton Performance Polymers*	386,800	8,784,228
OM Group*	417,900	10,226,013
Omnova Solutions*	1,197,000	7,983,990
Rogers*	234,000	9,977,760
United Stationers	400,600	13,007,482

		175,815,292

PRODUCER DURABLES — 19.7%
Actuant, Cl A	510,800	15,988,040
Albany International, Cl A	456,100	13,249,705
Briggs & Stratton	552,200	12,418,978
CBIZ*	1,281,100	8,314,339
Celadon Group	481,300	8,081,027
Compass Diversified Holdings	912,600	15,432,066
ESCO Technologies	345,900	12,442,023
Esterline Technologies*	164,800	12,366,592
Granite Construction	344,800	9,540,616
Heartland Express	429,900	5,833,743
II-VI*	295,400	4,569,838
Kaman	256,500	8,667,135
Littelfuse	285,900	19,961,538
Measurement Specialties*	308,200	13,181,714
Methode Electronics	1,087,900	15,644,002
Michael Baker	338,300	8,237,605
Moog, Cl A*	68,100	3,146,901
Navigant Consulting*	936,100	11,542,113
Orbital Sciences*	883,900	15,927,878
Regal-Beloit	253,600	19,938,032
Triumph Group	174,600	13,950,540
Werner Enterprises	269,400	6,185,424

		254,619,849

TECHNOLOGY — 9.5%
ATMI*	704,300	15,318,525
Black Box	320,300	6,956,916
Coherent*	164,300	9,189,299
Emulex*	1,327,800	7,966,800
FormFactor*	733,800	3,632,310
GSI Group*	1,164,400	9,943,976

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued

	Shares	Value
TECHNOLOGY — continued
Harmonic*	1,337,400	$7,596,432
Integrated Device Technology*	2,299,500	16,349,445
IXYS	1,164,500	10,550,370
Jabil Circuit	429,600	7,646,880
ON Semiconductor*	1,151,720	9,052,519
Oplink Communications*	320,100	5,256,042
Plantronics	294,600	12,909,372

		122,368,886

UTILITIES — 1.6%
IDACORP	272,100	13,390,041
UNS Energy	136,700	6,966,232

		20,356,273

TOTAL COMMON STOCK (Cost $980,443,066)		1,271,202,036

CASH EQUIVALENT — 1.6%
Dreyfus Treasury Prime Cash Management, 0.000% (A) (Cost $20,485,619)	20,485,619	20,485,619

TOTAL INVESTMENTS — 100.1% (Cost $1,000,928,685)		$1,291,687,655

Percentages are based on Net Assets of $1,290,694,544.

(A)	The rate shown is the 7-day effective yield as of April 30, 2013.
*	Non-income producing security.

†	Real Estate Investment Trust

Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
APRIL 30, 2013 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $1,000,928,685)	$1,291,687,655
Receivable for Investment Securities Sold	3,914,957
Dividends Receivable	371,361
Receivable for Capital Shares Sold	244,430
Prepaid Expenses	12,680

Total Assets	1,296,231,083

Liabilities:
Payable for Investment Securities Purchased	3,985,343
Payable due to Investment Advisor	739,097
Payable for Capital Shares Redeemed	413,289
Payable due to Administrator	68,946
Chief Compliance Officer Fees Payable	2,794
Payable due to Trustees	1,975
Other Accrued Expenses	325,095

Total Liabilities:	5,536,539

Net Assets	$1,290,694,544

Net Assets Consist of:
Paid-in-Capital	$951,851,733
Undistributed Net Investment Income	3,866,506
Accumulated Net Realized Gain on Investments	44,217,335
Net Unrealized Appreciation on Investments	290,758,970

Net Assets	$1,290,694,544

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	41,572,855

Net Asset Value, Offering and Redemption Price Per Share	$31.05

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO FOR THE
SIX MONTHS ENDED
APRIL 30, 2013 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividends	$12,475,398

Total Income	12,475,398

Expenses
Investment Advisory Fees	4,310,515
Administration Fees	407,332
Trustees’ Fees	6,351
Chief Compliance Officer Fees	3,757
Shareholder Servicing Fees	777,617
Transfer Agent Fees	43,197
Printing Fees	31,600
Custodian Fees	23,320
Legal Fees	15,203
Audit Fees	12,048
Registration and Filing Fees	11,069
Other Expenses	13,770

Total Expenses	5,655,779

Less: Fees Paid Indirectly (See Note 4)	(10)

Net Expenses	5,655,769

Net Investment Income	6,819,629

Net Realized Gain on Investments	42,069,337
Net Change in Unrealized Appreciation on Investments	127,408,741

Total Net Realized and Unrealized Gain on Investments	169,478,078

Net Increase in Net Assets Resulting from Operations	$176,297,707

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

Operations:
Net Investment Income	$6,819,629	$3,973,868
Net Realized Gain on Investments	42,069,337	89,766,659	(1)
Net Change in Unrealized Appreciation on Investments	127,408,741	33,795,397

Net Increase in Net Assets Resulting from Operations	176,297,707	127,535,924

Dividends and Distributions:
Net Investment Income	(4,622,163)	(2,312,717)
Net Realized Gains	(76,525,556)	(109,233,914)

Total Dividends and Distributions	(81,147,719)	(111,546,631)

Capital Share Transactions:
Issued	91,178,434	135,401,023
In Lieu of Cash Distributions	79,169,336	107,411,393
Redemption In-Kind	—	(71,010,858	)(1)
Redeemed	(156,473,705)	(241,917,668)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,874,065	(70,116,110)

Total Increase (Decrease) in Net Assets	109,024,053	(54,126,817)

Net Assets:
Beginning of Period	1,181,670,491	1,235,797,308

End of Period	$1,290,694,544	$1,181,670,491

Undistributed Net Investment Income	$3,866,506	$1,669,040

Share Transactions:
Issued	3,042,423	4,787,562
In Lieu of Cash Distributions	2,883,828	4,265,975
Redemption In-Kind	—	(2,672,384	)(1)
Redeemed	(5,331,063)	(8,594,005)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	595,188	(2,212,852)

(1)	See Note 10 in notes to financial statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Six Months Ended April 30, 2013 (Unaudited)		Years Ended October 31,
			2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$28.84		$28.61	$27.10	$22.38	$23.24	$41.21

Income from Operations:
Net Investment Income*	0.16		0.09	0.05	0.07	0.06	0.14
Net Realized and Unrealized Gain (Loss)	4.04		2.81	1.53	4.76	1.93	(12.66)

Total from Operations	4.20		2.90	1.58	4.83	1.99	(12.52)

Dividends and Distributions:
Net Investment Income	(0.11)		(0.05)	(0.07)	(0.11)	(0.10)	(0.17)
Net Realized Gain	(1.88)		(2.62)	—	—	(2.75)	(5.28)

Total Dividends and Distributions	(1.99)		(2.67)	(0.07)	(0.11)	(2.85)	(5.45)

Net Asset Value, End of Period	$31.05		$28.84	$28.61	$27.10	$22.38	$23.24

Total Return†	15.51%		11.54%	5.83%	21.60%	11.92%	(34.34)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,290,695		$1,181,670	$1,235,797	$1,309,074	$1,200,420	$1,084,555
Ratio of Expenses to Average Net Assets(1)	0.92	%**	0.92%	0.92%	0.92%	0.89%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.11	%**	0.33%	0.18%	0.27%	0.31%	0.44%
Portfolio Turnover Rate	9	%***	19%	30%	24%	33%	29%

(1)

The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.92%, 0.92%, 0.92%, 0.92%, 0.89% and 0.87%, respectively.

*	Per share calculations were performed using average shares for the period.

**	Annualized.

***	Not annualized.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 portfolios. The financial statements herein are those of the ICM Small Company Portfolio (the “Portfolio”). The Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Portfolio, a diversified portfolio normally seeks to achieve its objective by investing at least 80% of its net assets at the time of initial purchase in common stocks of companies that have market capitalizations that are under $2 billion. The Portfolio may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Portfolio invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2013, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2013, all of the Portfolio’s investments were considered Level 1, in accordance with the fair value hierarchy. For details of investment classification, see the Schedule of Investments.

For the six months ended April 30, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended April 30, 2013, there were no Level 3 securities.

For the six months ended April 30, 2013, there have been no significant changes to the Portfolio’s fair value methodologies.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriated provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2013, the Portfolio did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Portfolio did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio’s distributions to shareholders may include a return of capital received from Real Estate Investment Trusts.

Investments in REITs — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $245,000 for two portfolios, plus $75,000 per additional portfolio, plus $15,000 per additional class or 0.10% of the first $250 million, 0.08% of the next $250 million, 0.07% of the next $250 million and 0.04% of any amount above $750 million of the Portfolio’s average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Portfolios that are serviced by the financial representative. Such fees are paid by the Portfolios to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

The Portfolio may earn cash management credits which can be used to offset transfer agent expenses. During the six-month period ended April 30, 2013, the Portfolio earned credits of $10 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Investment Counselors of Maryland, LLC (the “Adviser”), owned in part by Investment Counselors of Maryland, Inc., a company wholly-owned by Old Mutual (US) Holdings Inc. and ICM Management LLC, a company wholly-owned by seven officers of the Adviser, provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of the Portfolio’s average daily net assets.

6.	Investment Transactions:

For the six-month period ended April 30, 2013, the Portfolio made purchases of $109,998,211 and had sales of $162,494,265 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

Permanent book and tax differences primarily relating to distributions received from partnerships resulted in reclassification to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

To the extent these differences are permanent in nature they are changed or credited to paid in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the difference arise.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2012	$2,312,717	$109,233,914	$111,546,631
2011	3,397,160	—	3,397,160

As of October 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$6,367,985
Undistributed Long-Term Capital Gain	71,824,191
Net Unrealized Appreciation	165,500,633
Other Temporary Difference	14

Total Distributable Earnings	$243,692,823

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. The Act also contains provisions which are intended to prevent unintentional failures of the regulated investment company (“RIC”) quarterly asset and annual income composition tests, as well as several provisions aimed at preserving the character of income and gain distributions, and reducing the circumstances under which a RIC would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and with the International Revenue Service.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at April 30, 2013, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,000,928,685	$341,281,012	$(50,522,042)	$290,758,970

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

8.	Other:

At April 30, 2013, 38% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Loans of Portfolio Securities:

The Portfolio may lend portfolio securities having a market value up to one-third of the Portfolio’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It’s the Portfolio’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Portfolio could also experience delays and costs in gaining access to the collateral. The Portfolio bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

At April 30, 2013, there were no securities on loan to brokers. For the six months ended April 30, 2013, the Portfolio had no securities lending transactions.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

10.	In-Kind Transfer of Securities:

During the year ended October 31, 2012, the Portfolio redeemed shares of beneficial interest in exchange for securities.

As a result of this redemption, the following shares were redeemed for assets valued at the following:

Date of Transfer	Shares Redeemed	Value of Investment Securities (000)	Realized Gain (000)
1/6/2012	2,672,384	$71,011	$7,628

11.	Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Portfolio’s costs in two ways.

•

Actual Portfolio return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your Portfolio under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited) (Concluded)

	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,155.10	0.92%	$4.92
Hypothetical 5% Return	1,000.00	1,020.23	0.92	4.61

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Board Considerations in Re-Approving the Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board at the meeting and the other meetings held during the prior year, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on February 12-13, 2013, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its history, assets under management, ownership structure, representative client base, investment personnel, business plan, execution quality and soft dollar policies, and approach to risk management. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting and prior meetings during the year, and deliberated on the renewal of the Advisory Agreement in light of this information.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Nature, Extent, and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment Performance of the Fund

The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the representatives from the Adviser provided information regarding and led a discussion of factors impacting the performance of the Fund over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed, among other things, a report of the advisory fee paid by the Fund to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses were reasonable.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

The Board concluded that the advisory fee was reasonable in light of the services rendered and the costs of such services. In addition, the Board considered whether economies of scale were realized during the current contract period, but concluded that such economies of scale had not yet been achieved with respect to the Fund.

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s re-approval of the Advisory Agreement. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

803 Cathedral Street

Baltimore, MD 21201

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-SA-001-1200

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2013

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: July 8, 2013